UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2016

LANDCADIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 1, 2016, Landcadia Holdings, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one warrant of the Company (“Warrant”), each Warrant entitling the holder thereof to purchase one-half of one share of Class A Common Stock for $11.50 per whole share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 14,000,000 warrants (the “Sponsor Warrants”) to the Company’s sponsors, Leucadia National Corporation and Fertitta Entertainment, Inc. (the “Sponsors”) at a purchase price of $0.50 per Sponsor Warrant, generating gross proceeds to the Company of $7,000,000. The Sponsor Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsors have agreed not to transfer, assign or sell any of the Sponsor Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Sponsor Warrants are also not redeemable by the Company so long as they are held by the Sponsors or their permitted transferees.

A total of $250,000,000, comprised of $245,000,000 of the proceeds from the IPO, including $8,750,000 of the underwriters’ deferred discount, and $5,000,000 of the proceeds of the sale of the Sponsor Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-210980):

•	A Second Amended and Restated Certificate of Incorporation of Landcadia Holdings, Inc., effective May 25, 2016.

•	An Underwriting Agreement, dated May 25, 2016, among the Company, Jefferies LLC and Deutsche Bank Securities, Inc., as representatives of the several underwriters.

•	A Warrant Agreement, dated May 25, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated May 25, 2016, among the Company, Tilman J. Fertitta, Richard Handler, Richard H. Liem, Steven L. Scheinthal, Nicholas Daraviras, Leucadia National Corporation and Fertitta Entertainment, Inc.

•	A Letter Agreement, dated May 25, 2016, by and between the Company and Mark Kelly.

•	An Investment Management Trust Agreement, dated May 25, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated May 25, 2016, between the Company, Leucadia National Corporation and Fertitta Entertainment, Inc.

•	An Administrative Services Agreement, dated May 25, 2016, between the Company and Fertitta Entertainment, Inc.

•	An Indemnity Agreement, dated May 25, 2016, between the Company and Tilman J. Fertitta.

•	An Indemnity Agreement, dated May 25, 2016, between the Company and Richard Handler.

•	An Indemnity Agreement, dated May 25, 2016, between the Company and Richard H. Liem.

•	An Indemnity Agreement, dated May 25, 2016, between the Company and Steven L. Scheinthal.

•	An Indemnity Agreement, dated May 25, 2016, between the Company and Nicholas Daraviras.

•	An Indemnity Agreement, dated May 25, 2016, between the Company and Mark Kelly.

On May 25, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 25, 2016, among the Company, Jefferies LLC and Deutsche Bank Securities, Inc., as representatives of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation of Landcadia Holdings, Inc., effective May 25, 2016

4.4	Warrant Agreement, dated May 25, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 25, 2016, among the Company, Tilman J. Fertitta, Richard Handler, Richard H. Liem, Steven L. Scheinthal, Nicholas Daraviras, Leucadia National Corporation and Fertitta Entertainment, Inc.

10.2	Letter Agreement, dated May 25, 2016, by and between the Company and Mark Kelly

10.3	Investment Management Trust Agreement, dated May 25, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.4	Registration Rights Agreement, dated May 25, 2016, between the Company, Leucadia National Corporation and Fertitta Entertainment, Inc..

10.5	Administrative Services Agreement, dated May 25, 2016, between the Company and Fertitta Entertainment, Inc.

10.6	Indemnity Agreement, dated May 25, 2016, between the Company and Tilman J. Fertitta.

10.7	Indemnity Agreement, dated May 25, 2016, between the Company and Richard Handler.

10.8	Indemnity Agreement, dated May 25, 2016, between the Company and Richard H. Liem.

10.9	Indemnity Agreement, dated May 25, 2016, between the Company and Steven L. Scheinthal.

10.10	Indemnity Agreement, dated May 25, 2016, between the Company and Nicholas Daraviras.

10.11	Indemnity Agreement, dated May 25, 2016, between the Company and Mark Kelly.

99.1	Press Release, dated May 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS, INC.

	By:	/s/ Steven L. Scheinthal
Name: Steven L. Scheinthal
Title: Vice President, General Counsel and Secretary

Dated: June 1, 2016

 EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 25, 2016, among the Company, Jefferies LLC and Deutsche Bank Securities, Inc., as representatives of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation of Landcadia Holdings, Inc., effective May 25, 2016

4.4	Warrant Agreement, dated May 25, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 25, 2016, among the Company, Tilman J. Fertitta, Richard Handler, Richard H. Liem, Steven L. Scheinthal, Nicholas Daraviras, Leucadia National Corporation and Fertitta Entertainment, Inc.

10.2	Letter Agreement, dated May 25, 2016, by and between the Company and Mark Kelly

10.3	Investment Management Trust Agreement, dated May 25, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.4	Registration Rights Agreement, dated May 25, 2016, between the Company, Leucadia National Corporation and Fertitta Entertainment, Inc..

10.5	Administrative Services Agreement, dated May 25, 2016, between the Company and Fertitta Entertainment, Inc.

10.6	Indemnity Agreement, dated May 25, 2016, between the Company and Tilman J. Fertitta.

10.7	Indemnity Agreement, dated May 25, 2016, between the Company and Richard Handler.

10.8	Indemnity Agreement, dated May 25, 2016, between the Company and Richard H. Liem.

10.9	Indemnity Agreement, dated May 25, 2016, between the Company and Steven L. Scheinthal.

10.10	Indemnity Agreement, dated May 25, 2016, between the Company and Nicholas Daraviras.

10.11	Indemnity Agreement, dated May 25, 2016, between the Company and Mark Kelly.

99.1	Press Release, dated May 25, 2016.